UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 24, 2012

                    ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.
              (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

 FLORIDA                         000-30392               13-4172059
 -------                         ---------               ----------
 (STATE OR OTHER          (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
 JURISDICTION) OF                                     IDENTIFICATION)
  INCORPORATION)


                 200 PROGRESS DRIVE, MONTGOMERVILLE, PA, 18936

              (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code:
                        (905) 695-4142 or (215) 699 0730

                                      N/A

         (Former name or former address, if changed since last report)

    |_| Written communication pursuant to Rule 425 under the Securities Act
                                (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
                              (17 CFR 240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
                       Exchange Act (17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
                       Exchange Act (17 CFR 40.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On July 24, 2012, Environmental Solutions Worldwide, Inc., issued a press release. A copy of the Registrant's press release is attached hereto as Exhibit
99.1 and is incorporated by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO DESCRIPTION

99.1 Press Release, dated July 24, 2012.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.

Date: July 24, 2012

                                           By:  /S/ Mark Yung
                                                --------------
                                                Mark Yung
                                                Executive Chairman